Rule 497(e)

File Nos. 002-89550

and 811-03972

FutureFunds Series Account

of Great-West Life & Annuity Insurance Company

Supplement dated March 30, 2006 to the

Prospectus for FutureFunds Series Account

dated May 1, 2005

On March 16, 2006, AIM Investments announced that the Boards of Directors/Trustees approved the reorganization of several AIM funds, including the AIM Blue Chip Fund. As a result, effective March 23, 2006, the assets and liabilities of the AIM Blue Chip Fund were transferred to the AIM Large Cap Growth Fund. Throughout the prospectus, please delete all references to the AIM Blue Chip Fund and replace these references with AIM large Cap Growth Fund.

Under the heading “INVESTMENTS OF THE SERIES ACCOUNT, The Eligible Funds, AIM Funds,” please delete the disclosure regarding the AIM Blue Chip Fund and replace it with the following:

AIM Large Cap Growth Fund (Class A) seeks long-term growth of capital. The fund seeks to meet its objective by normally investing at least 80% of its assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

The fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

Please keep this Supplement for future reference.